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EXHIBIT 10.8

                                                                   June 30, 2000

Red Cube International AG
Foerrlbuckstrasse 178, 8005
Zurich, Switzerland

Gentlemen:

In order to clarify certain provisions of the Cooperation and Framework Agreement entered into by and between Red Cube International AG, a Swiss corporation ("Redcube") (formerly know as Cyber Office International AG, a Swiss corporation), and I-Link Incorporated, a Florida corporation ("I-Link"), dated as of May 8, 2000, as amended (the "Framework Agreement"), and the Revenue Sharing Agreement entered into by and between Redcube and I-Link, dated as of June 30, 2000 (the "Revenue Sharing Agreement"), we understand that the $10 million Service Prepayment (as defined in the Framework Agreement) to be paid by Redcube in consideration for services to be performed and/or provided by I-Link after the completion of Milestone No. 1 (as defined in the Framework Agreement") is to be credited against the cost of such services performed and/or provided by I-Link pursuant to the Revenue Sharing Agreement. To the extent the Service Prepayment credit has not been fully utilized by Redcube by June 30, 2001 (the "Utilization Date"), any unused Service Prepayment shall be deemed fully earned by I-Link and utilized as of that date only if the I-Link Network (as defined in the Framework Agreement) is sufficient to accommodate: (i) [***] minutes of usage on the I-Link Network (the "Usage") delivered by Redcube to the I-Link Network during July, 2000; (ii) [***] minutes of Usage delivered by Redcube to the I-Link Network during August, 2000;(iii) [***] minutes of Usage delivered by Redcube to the I-Link Network during September, 2000; and (iv) the number of minutes of Usage which Redcube forecasts that it expects to deliver to the I-Link Network for each month thereafter (the "Redcube Forecast") until the Utilization Date (the number of minutes of Usage delivered by Redcube to the I-Link Network during the months specified in (i), (ii), (iii) and (iv) shall each be referred to as a "Monthly Capacity Requirement"). Redcube shall provide the Redcube Forecasts to I-Link on a basis consistent with section 2.5 of the Framework Agreement. If the I-Link Network is not sufficient to accommodate the Monthly Capacity Requirements specified in each of (i), (ii), (iii) and (iv) above, then the Utilization Date shall be postponed by one whole calendar month for each month that the I-Link Network is delayed in being sufficient to accommodate the relevant Monthly Capacity Requirement. Such delay shall be measured accounting for any previous delays so as to avoid the double counting of delays.

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     If this letter agreement correctly reflects our mutual understanding and agreement, please sign and date this letter in the space provided below, and return a signed copy to the undersigned.


                              Very truly yours,

                              I-Link Incorporated

                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
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     ACCEPTED AND AGREED as of the ___ day of June, 2000.


                              Red Cube International AG

                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------